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                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form SB-2 for WORLDWINEWEB.WS, INC., of our reviewed financial statements dated June 30, 2000 and September 30, 2000.

/s/ Siegel, Smith & Garber
SEIGEL, SMITH, & GARBER, C.P.A.

Del Mar, California
October 27, 2000